UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 12, 2004

Wyndham International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9320	94-2878485
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification no.)

1950 Stemmons Freeway, Suite 6001

Dallas, Texas 75207

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code:

(214) 863-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 12, 2004, Wyndham International, Inc. (the “Company”) filed a current report on 8-K under item 5.02 announcing that Timothy L. Fielding, previously the Senior Vice President and Corporate Controller, has been named Executive Vice President and Chief Accounting Officer; Judy Hendrick, previously the Senior Vice President and Treasurer, has been named Executive Vice President and Chief Investment Officer; and Elizabeth Schroeder, previously the Senior Vice President of Finance, has been appointed to Executive Vice President and acting Chief Financial Officer. At that time, the Company had not yet entered into employment agreements with Mr. Fielding, Ms. Hendrick and Ms. Schroeder with respect to their new positions.

Effective January 1, 2005, the Company entered into separate employment agreements with Mr. Fielding, Ms Hendrick and Ms. Schroeder with respect to their promotions. These employment agreements provide for a base salary and incentive plan bonuses as approved by the Board of Directors, medical and dental benefits and reimbursement of certain expenses approved by the Company. The Company may terminate the executive for cause without any payment of any kind of compensation, except for such compensation earned to the date of such termination. The Company may terminate the executive without cause by giving notice and upon payment of all salary and bonuses owing up to the date of termination and a termination payment equal to 24 months’ base annual salary and bonus. The employment agreements also provide that the executive will not compete with the Company for a period of 24 months following the termination of his or her employment. The employment agreements are attached hereto as Exhibits 99.1, 99.2, and 99.3 and are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits

99.1	Employment Agreement between Wyndham International, Inc. and Timothy L. Fielding.

99.2	Employment Agreement between Wyndham International, Inc. and Judy Hendrick.

99.3	Employment Agreement between Wyndham International, Inc. and Elizabeth Schroeder.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WYNDHAM INTERNATIONAL, INC.
By:	/S/ Timothy L. Fielding
Timothy L. Fielding, Executive Vice President
and Chief Accounting Officer

Date: January 6, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Employment Agreement between Wyndham International, Inc. and Timothy L. Fielding.

99.2*	Employment Agreement between Wyndham International, Inc. and Judy Hendrick.

99.3*	Employment Agreement between Wyndham International, Inc. and Elizabeth Schroeder.

*	Filed herewith.